Exhibit 99.1

Direct Digital Holdings Announces Intention to Voluntarily Delist from Nasdaq and Deregister Its Class A Common Stock with the SEC
Delisting of Class A Common Stock Expected to Become Effective November 12, 2026
HOUSTON, October 21, 2026 – Direct Digital Holdings, Inc. (OTC: DRCT) (“Direct Digital Holdings,” “DDH,” or the “Company”), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC (“Colossus SSP”) and Orange 142, LLC (“Orange 142”), today announced its intention to voluntarily delist its Class A common stock from The Nasdaq Stock Market LLC (“Nasdaq”) and to deregister its Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has provided written notice of its intention to Nasdaq and intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about November 2, 2026.
The Company expects that the delisting of its Class A common stock will become effective ten days after the filing of the Form 25, on or about November 12, 2026, and that the registration of its Class A common stock under Section 12(b) of the Exchange Act will terminate 90 days after the filing of the Form 25, on or about January 31, 2027. Following the effectiveness of the Form 25, the Company intends to file a Form 15 with the SEC to deregister the Company’s securities under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act.
As a result of the filing of the Form 15, Direct Digital Holdings’ obligation to file certain Exchange Act reports and forms with the SEC, including certain Forms 10-K, 10-Q and 8-K, will cease. The Company will generally be relieved of all reporting obligations under the Exchange Act upon the effectiveness of the Form 15. The Company expects that the deregistration of its Class A Common Stock will become effective 90 days after the filing of the Form 15 with the SEC.
As previously disclosed, on October 1, 2026, the Company received a notice (the “Delist Determination”) from Nasdaq indicating that based on the Company's failure to comply with Nasdaq Listing Rule 5550(b)(1), Nasdaq had determined to delist the Class A Common Stock and trading of the Class A Common Stock on Nasdaq has been suspended since October 5, 2026.
The Class A Common Stock is currently quoted on the OTC Markets’ OTC Pink “Limited Information” tier under its current symbol “DRCT” and is expected to continue to be quoted following the delisting and deregistration. The Company may discuss with broker-dealers the possibility of having its Class A Common Stock quoted on a higher information tier of the OTC Markets, but no decision or arrangements have yet been made in that regard. There can be no assurance that a market for the Class A Common Stock will be maintained on the OTC Markets system, and the Company’s stockholders may find it more difficult to buy or sell their shares.
The determination to withdraw the Class A Common Stock from listing and registration was authorized by the Company’s board of directors (the “Board”) on October 20, 2026. In reaching its determination, the Board considered a number of factors, including: that trading in the Class A Common Stock on Nasdaq has been suspended since October 5, 2026; that the Class A Common Stock is currently quoted on the OTC Markets, as well as its trading volume and price on the OTC Markets; that the Company did not have sufficient grounds on which to appeal the Delist Determination; the likelihood that the Company would be able to meet the listing requirements of Nasdaq or another national securities exchange at this time; that Nasdaq has not yet filed a Form 25 to complete the removal of the Class A Common Stock from listing and registration, and that a voluntary filing by the Company would provide certainty as to the timing of the delisting and deregistration process; the substantial direct and indirect costs of maintaining the registration of the Class A Common Stock and complying with the reporting and related requirements of the Exchange Act; the limited benefits to the Company and its stockholders of continued listing and registration in light of the trading suspension; and the demands that continued compliance places on management’s time and the Company’s resources.
About Direct Digital Holdings
Direct Digital Holdings (Nasdaq: DRCT) is an end-to-end, AI-powered advertising technology and media solutions provider. The Company combines advanced technology with award-winning media and marketing expertise to enhance reach and drive performance for brands, agencies, and publishers of all sizes. Through Orange 142, a leading digital marketing and advertising agency, the Company delivers customized, audience-focused campaigns that enable mid-market and enterprise companies to achieve measurable results across programmatic, search, social, CTV, influencer marketing, and more. The Company also provides curated access to premium digital media inventory through its proprietary media-buying platform. With expertise across high-growth sectors—including Energy, Higher Education, Travel & Tourism, and Financial Services—Direct Digital Holdings helps brands reach and engage audiences more effectively across the evolving digital media ecosystem.
Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words, including statements regarding the anticipated timing and effects of the Form 25 and Form 15 filings, the delisting and deregistration of the Company’s Class A Common Stock, the suspension of the Company’s reporting obligations, and the continued quotation of the Company’s Class A common stock on the OTC market. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”) and subsequent periodic and/or current reports filed with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions.

Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the ability to realize the benefit of our strategic shift to focusing on driving digital marketing spend among historical buyers of managed advertising campaigns and new enterprise customers; the restrictions and covenants imposed upon us by our credit facilities; the substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing; our ability to secure additional financing to meet our capital needs; our ability to regain and maintain compliance with the listing standards of the Nasdaq Capital Market; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; any failure by us to maintain or implement effective internal controls or to detect fraud; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC.

Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this press release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

For more information, visit: https://directdigitalholdings.com.
Contacts:
Investors:
IMS Investor Relations
Walter Frank/Jennifer Belodeau
(203) 972-9200
investors@directdigitalholdings.com